Loss per share	12 Months Ended
Dec. 31, 2014
Loss per share

15. Loss per share

The computation of basic and diluted loss per ordinary share from operations for the years ended December 31, 2012, 2013 and 2014 was as follows:

	For the years ended December 31,
	2012	2013	2014
Numerator:
Net loss attributable to Acorn International, Inc. shareholders from operations—basic and diluted	$(17,926,074)	$(39,895,878)	$(44,328,912)

Denominator:
Weighted average ordinary shares outstanding—basic and diluted	89,965,979	84,115,169	82,690,613

loss per ordinary share:
Basic and diluted	$(0.20)	$(0.47)	$(0.54)

The Group had 4,443,648, 3,235,482 and 2,635,482 outstanding stock options, SARs and RSUs outstanding in 2012, 2013 and 2014, respectively, which could have potentially diluted income per share in the future, but were excluded in the computation of diluted loss per share in 2012, 2013 and 2014, as the Group had net loss attributable to shareholders from operations in those periods.